SUPPLEMENT TO PROSPECTUS The date of this supplement is December 29, 2014. MFS® Research Bond Fund

Effective immediately, the sub-sections entitled “Fees and Expenses” and “Example” under the main heading “Summary of Key Information” are restated in their entirety as follows:

Summary of Key Information

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Expenses have been adjusted to reflect the management fee set forth in the fund’s Investment Advisory Agreement.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 9 of the fund’s Prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

Share Class	A		529A	B AND 529B	C AND 529C	I	R1	R2	R3	R4	R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%		4.25%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	None	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	529A	529B	529C	R1	R2	R3	R4	R5
Management Fee	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.25%	1.00%	1.00%	1.00%	0.50%	0.25%	None	None
Other Expenses	0.14%	0.14%	0.14%	0.14%	0.24%	0.24%	0.24%	0.14%	0.14%	0.14%	0.14%	0.05%
Total Annual Fund Operating Expenses	0.87%	1.62%	1.62%	0.62%	0.97%	1.72%	1.72%	1.62%	1.12%	0.87%	0.62%	0.53%
Fee Reductions and/or Expense Reimbursements[1]	(0.13)%	(0.13)%	(0.03)%	(0.03)%	(0.18)%	(0.08)%	(0.08)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.74%	1.49%	1.59%	0.59%	0.79%	1.64%	1.64%	1.59%	1.09%	0.84%	0.59%	0.50%

#                  This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

1                  MFS Fund Distributors, Inc., has agreed in writing to waive the Class A and Class 529A service fee to 0.15% of the fund’s average daily net assets annually until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2015. Assets attributable to Class B shares purchased prior to May 1, 2006, are subject to the Class B service fee of 0.25% of the fund’s average daily net assets annually. On assets attributable to all other Class B shares, MFS Fund Distributors, Inc., has agreed in writing to waive the Class B service fee to 0.15% of the fund’s average daily net assets annually until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2015. MFS Fund Distributors, Inc., has agreed in writing to waive the program management fee for each of the fund’s Class 529A, Class 529B, and Class 529C shares to 0.05% of the fund’s average daily net assets attributable to each share class annually. This written agreement will expire on December 31, 2015, unless MFS Fund Distributors, Inc., elects to extend the waiver. Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.74% of the fund’s average daily net assets annually for Class A shares, 1.49% of the fund’s average daily net assets annually for Class B shares, 1.59% of the fund’s average daily net assets annually for each of Class C and Class R1 shares, 0.59% of the fund’s average daily net assets annually for each of Class I and Class R4 shares, 0.79% of the fund’s average daily net assets annually for Class 529A shares, 1.64% of the fund’s average daily net assets annually for each of Class 529B and Class 529C shares, 1.09% of the fund’s average daily net assets annually for Class R2 shares, 0.84% of the fund’s average daily net assets annually for Class R3 shares, and 0.50% of the fund’s average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2015.

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MFS Research Bond Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$497	$678	$875	$1,440
Class B Shares assuming
redemption at end of period	$552	$798	$1,069	$1,710
no redemption at end of period	$152	$498	$869	$1,710
Class C Shares assuming
redemption at end of period	$262	$508	$878	$1,919
no redemption at end of period	$162	$508	$878	$1,919
Class I Shares	$60	$196	$343	$771
Class 529A Shares	$502	$704	$922	$1,548
Class 529B Shares assuming
redemption at end of period	$567	$834	$1,126	$1,825
no redemption at end of period	$167	$534	$926	$1,825
Class 529C Shares assuming
redemption at end of period	$267	$534	$926	$2,024
no redemption at end of period	$167	$534	$926	$2,024
Class R1 Shares	$162	$508	$878	$1,919
Class R2 Shares	$111	$353	$614	$1,360
Class R3 Shares	$86	$275	$479	$1,070
Class R4 Shares	$60	$196	$343	$771
Class R5 Shares	$51	$167	$293	$662

Effective immediately, the “Performance Table” in the sub-section entitled “Performance Information” under the main heading “Summary of Key Information” is restated in its entirety as follows:

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2013)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	(5.70)%	7.01%	4.16%
C Shares	(2.84)%	7.23%	3.96%
I Shares	(0.89)%	8.33%	5.02%
529A Shares	(5.30)%	7.16%	4.20%
529B Shares	(5.77)%	6.87%	3.98%
529C Shares	(2.89)%	7.18%	3.81%
R1 Shares	(1.88)%	7.25%	3.91%
R2 Shares	(1.39)%	7.77%	4.40%
R3 Shares	(1.14)%	8.06%	4.69%
R4 Shares	(0.89)%	8.31%	4.97%
R5 Shares	(0.79)%	8.27%	4.95%
A Shares	(5.25)%	7.21%	4.40%
Returns After Taxes on Distributions
A Shares	(6.46)%	5.70%	2.72%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	(2.96)%	5.05%	2.74%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
Barclays U.S. Aggregate Bond Index	(2.02)%	4.44%	4.55%

Effective immediately, the sub-section entitled “Investment Adviser” under the main heading “Management of the Fund” is restated as follows, up to but not including the sub-heading “Disclosure of Portfolio Holdings”:

Investment Adviser

MFS, located at 111 Huntington Avenue, Boston, Massachusetts, serves as the investment adviser for the fund.  Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions, and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended April 30, 2014, the fund paid MFS an effective management fee equal to 0.50% of the fund’s average daily net assets.

Effective December 29, 2014, the management fee set forth in the Investment Advisory Agreement is 0.50% of the fund’s average daily net assets annually of the first $2.5 billion and 0.45% of the fund’s average daily net assets annually in excess of $2.5 billion.

Effective August 1, 2014, MFS agreed in writing to reduce its management fee to 0.45% of the fund’s average daily net assets annually in excess of $5 billion. This written agreement terminated on December 28, 2014.

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MFS Research Bond Fund

For the period from May 1, 2013, to December 28, 2014, the management fee set forth in the Investment Advisory Agreement was 0.50% of the fund’s average daily net assets annually.

In addition, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the fiscal year ended April 30, 2014, this management fee reduction amounted to less than 0.01% of the fund’s average daily net assets.

Effective December 29, 2014, MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.74% of the fund’s average daily net assets annually for Class A shares, 1.49% of the fund’s average daily net assets annually for Class B shares, 1.59% of the fund’s average daily net assets annually for each of Class C and Class R1 shares, 0.59% of the fund’s average daily net assets annually for each of Class I and Class R4 shares, 0.79% of the fund’s average daily net assets annually for Class 529A shares, 1.64% of the fund’s average daily net assets annually for each of Class 529B and Class 529C shares, 1.09% of the fund’s average daily net assets annually for Class R2 shares, 0.84% of the fund’s average daily net assets annually for Class R3 shares, and 0.50% of the fund’s average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2015.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s semi-annual report for the six-month period ended October 31, 2013.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $437 billion as of June 30, 2014.

Effective immediately, the second paragraph in the sub-section entitled “Program Manager(s)” under the main heading “Management of the Fund” is restated in its entirety as follows:

Under the Agreement, the fund pays MFD an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD pays all or a portion of this fee to third parties. MFD has agreed in writing to waive the program management fee for each of the fund’s Class 529A, Class 529B, and Class 529C shares to 0.05% of the fund’s average daily net assets attributable to each share class annually. This written agreement will expire on December 31, 2015, unless MFD elects to extend the waiver.

Effective immediately, the sub-section “Class A and Class 529A Shares” in the sub-section entitled “Sales Charges and Waivers or Reductions” under the main heading “Description of Share Classes” is restated in its entirety as follows:

Class A and Class 529A Shares.  You may purchase Class A and Class 529A shares at the offering price (which includes the applicable initial sales charge).

The amount of the initial sales charge you pay when you buy Class A or Class 529A shares differs depending upon the amount you invest, as follows:

	INITIAL SALES CHARGE AS PERCENTAGE OF:
Amount of Purchase	GROSS PURCHASE AMOUNT (OFFERING PRICE*)	NET AMOUNT INVESTED
Less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	2.25%	2.30%
$500,000 but less than $1,000,000	1.75%	1.78%
$1,000,000 or more	None	None

•                Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

You may purchase Class A and Class 529A shares without an initial sales charge when you invest $1 million or more in Class A and Class 529A shares. However, for Class A shares purchased without an initial sales charge, for purchasers other than Employer Retirement Plans, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase.

Effective immediately, the third paragraph in the sub-section entitled “Distribution and Service Fees” under the main heading “Description of Share Classes” is restated in its entirety as follows:

MFD has agreed in writing to waive the Class A and Class 529A service fee to 0.15% of the fund’s average daily net assets annually until modified by the Board of Trustees, but such agreement will continue until at least December 31, 2015. Assets attributable to Class B shares purchased prior to May 1, 2006, are subject to the Class B service fee of 0.25% of the fund’s average daily net assets annually. On assets attributable to all other Class B shares, MFD has agreed in writing to waive the Class B service fee to 0.15% of the fund’s average daily net assets annually until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2015. MFD has voluntarily agreed to rebate to the class a portion of each class’ 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to seed money of MFS or an affiliate.

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MFS Research Bond Fund

Effective immediately, the third paragraph in the sub-section “Financial Intermediary Compensation” under the main heading “Description of Share Classes” is restated in its entirety as follows:

Financial intermediaries may receive up-front commissions of up to the following percentage amounts for sales of the following share classes:

SHARE CLASS	UP FRONT COMMISSION AS A PERCENTAGE OF OFFERING PRICE
Class A or Class 529A	4.25%
Class B or Class 529B	3.75%
Class C or Class 529C	1.00%

Effective immediately, the sub-section entitled “Fees and Expenses” within the sub-section entitled “Additional Information on Fees and Expenses and Performance” under the main heading “Other Information” is restated in its entirety as follows:

Fees and Expenses

The annual fund operating expenses shown in “Fees and Expenses” are based on annualized expenses reported during the fund’s most recently completed fiscal year expressed as a percentage of the fund’s average net assets during the period. Expenses have been adjusted to reflect the management fee set forth in the fund’s Investment Advisory Agreement. Annual fund operating expenses have not been adjusted to reflect the fund’s current asset size. In general, annual fund operating expenses, expressed as a percentage of the fund’s assets, increase as the fund’s assets decrease. Annual fund operating expenses will likely vary from year to year.

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